J.P. Morgan Aviation, Transportation and Defense Conference United Continental Holdings, Inc. March 4, 2013 Exhibit 99.1

Chairman, President and CEO Jeff Smisek

Safe Harbor Statement

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,”
“outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements which do not  relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-
looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise  any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.
Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances;
competitive pressures on pricing and demand; our capacity decisions and the capacity decisions of our competitors;
U.S. or foreign governmental legislation, regulation and other actions; labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

4 U.S. airline industry continues to transform Less fragmentation Capacity discipline Unbundled fares and value-add products Stronger balance sheets Return-focused management teams

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We’re leveraging United’s best-in-class assets 6

UNITED CONTINENTAL
HOLDINGS, INC.
Financial Results

Deliver ROIC of greater than 10% Deliver great customer experience Deliver operational reliability 7 We have three priorities for 2013

Arrival :14 Performance
Jan
2013
Nov Sep Jul May Mar Jan
2012
Goal: 80%
1. Percentage of domestic mainline flights arriving within 14 minutes of scheduled arrival
2. Percentage of consolidated mainline flights which arrive to destinations, excluding those canceled due to weather

Running a reliable airline is critical to the bottom line
A:14 performance above 80%
goal since September 2012
Year-to-date controllable
completion factor at 99.6%
2

Giving great customer service is core to United

Providing co-workers the tools
and training to give great service
Offering customers a friendly and
engaging experience on United
Going the extra mile for our
customers

AT&T LTE
5:02 PM
91%
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SFO - HNL | Fri. May. 24, 2013
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On the ground Global Satellite Wi-Fi In the air In our technology We’re investing in the customer experience, making travel easier and more comfortable than ever 10 New United Club in ORD T-2

Net Promoter Score
40
20
0
Jul
2012
Sep
Nov
Jan
2013

Customer Satisfaction Scores

Customers are experiencing United’s improved
operations, service levels and product offering
Customer satisfaction scores
increasing from summer low
Positive feedback from our
corporate advisory board
members on the improvements
Note: Net Promoter Score methodology: % of customers satisfied - % of customers dissatisfied

YOY PRASM Percentage Points
0.0
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)

We’re taking action to recover our revenue premium
Jan 13 4Q12 3Q12 2Q12 1Q12
UAL PRASM Gap vs. Peers
1. UAL year-over-year PRASM percentage points H/(L) vs. A4A ex-UAL
Recovering temporarily reduced
corporate market share
Using consolidated network
demand history to make better
revenue management decisions
Investing in united.com and
mobile app functionality
Growing ancillary revenue
1

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UNITED
Home
Internet
Flight information
Wi-Fi
United Wi-Fi keeps you connected.
Standard Internet access
Basic browsing and messaging
Check email and stay connected
Share on social networks or shop online
$6.99
Purchase access
Accelerated Internet access
Faster browsing than Standard access*
Improved download and upload performance
Connect at enhanced speeds
$10.99
Purchase access

Economy Plus Global Satellite Wi-Fi
We’re growing ancillary revenue
2013 Goal:  Grow ancillary revenue / passenger by 9%
Premium cabin upgrade
Improve how we offer existing
products and services
Introduce new value-add
products and services

Source: SEC filings and investor updates
We’re managing all aspects of the business with discipline
(1.0%)
(1.5%)
(0.2%)
Consolidated Capacity
Year-over-Year % Change in ASMs
2011 2012 2013E
0%

Fleet Flexibility
Measured approach to aircraft
replacement
Expect fleet count to remain
roughly flat over next five years
1
1. Capacity guidance from UAL Investor Update Jan. 24, 2013

Note: Results prior to 4Q 2010 pro forma; Debt outstanding includes on balance sheet debt and capital leases; 2013E interest expense is midpoint of non-
operating expense guidance in January 24, 2013 Investor Update
Interest Expense
($B)
Debt Outstanding
($B)
12.4
13.2
12.7
15.1

We’ve strengthened the balance sheet by reducing debt
outstanding by 18% since 2010
0.8
0.9
1.0
2013E
~0.7
2012 2011 2010
Source: Earnings releases, SEC filings and January 2013 Investor Update.

14%
12%
10%
8%
6%
4%
2%
0%
2007
2008
2009
2010
2011
2012

Return on Invested Capital (ROIC)

We’re managing United for returns
Note: Results prior to 4Q 2010 pro forma
Source: Earnings releases and SEC filings
Route analysis and
network optimization
Fleet decisions
Capital investments and
allocation
Executive compensation

UNITED CONTINENTAL
HOLDINGS, INC.
Financial Results

Deliver ROIC of
greater than
10%
Deliver great
customer
experience
Deliver
operational
reliability

By achieving these priorities in 2013, United will create
economic value and a solid base for future performance